SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                    July 31, 2002
                  Date of report (Date of earliest reported event)


                                 MKTG Services, Inc.

                 (Exact name of Registrant as specified in charter)


           Nevada                 0-16730                  88-0085608

       (State or other          (Commission             (I.R.S. Employer
        jurisdiction of           File No.)            Identification No.)
        incorporation)



                                 333 Seventh Avenue
                              New York, New York 10001

                      (Address of Principal Executive Offices)


                                    917/339-7100

                (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On July 31, 2002, the Company extended its previously announced standstill period with each of the two holders of its Series E Preferred stock from July 31st through August 15th. Under the terms of the agreements, and subject to the conditions specified therein, each Preferred Stockholder has agreed that it will not acquire, hedge (short), proxy, tender, sell, transfer or take any action with regard to its holdings during the standstill period. Accordingly the Company's obligation to file a preliminary prospectus on or before July 31, 2002 has been extended to August 15, 2002 and the Company's obligation to obtain Stockholder Approval with respect to certain conversion rights with respect to the Series E Preferred Stock has been extended from September 17, 2002 to October 2, 2002.

     The foregoing summary is qualified in its entirety by the amendments to the standstill agreements incorporated herein as Exhibit 10.1 and Exhibit 10.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits


     Exhibit No.

     10.1 Letter amendment to the Standstill Agreement between MKTG Services, Inc. and Castle Creek Technology Partners LLC dated as of July 31, 2002.

     10.2 Letter amendment to the Standstill Agreement between MKTG Services, Inc. and RGC International Investors, LDC dated as of
          July 31, 2002.

     99.1 Press Release issued by the Registrant dated July 31, 2002.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MKTG SERVICES, INC.


     Date: July 31, 2002               By:  /S/            Cindy Hill
                                            --------------------------------
                                       Name:    Cindy Hill
                                       Title:   Chief Accounting Officer

Exhibit 99.1


COMPANY CONTACT:                                             KCSA CONTACT:

David Sasso                                                  Lee Roth
(917) 339-7246                                               (212) 896-1209
dsasso@mktgservices.com                                      lroth@kcsa.com
-----------------------                                      --------------

     MKTG SERVICES EXTENDS STANDSTILL AGREEMENT WITH PREFERRED SHAREHOLDERS

NEW YORK, NY, July 31, 2002 -- MKTG Services, Inc. (Nasdaq: MKTG - News), a leading relationship marketing company, announced today that it has extended its previously announced standstill period with each of the two holders of its Series E Preferred stock from July 31st through August 15th. Under the terms of the agreements, and subject to the conditions specified therein, each Preferred Stockholder has agreed that it will not acquire, hedge (short), proxy, tender, sell, transfer or take any action with regard to its holdings during the standstill period. Accordingly the Company's obligation to file a preliminary prospectus on or before July 31, 2002 has been extended to August 15, 2002 and the Company's obligation to obtain Stockholder Approval with respect to certain conversion rights with respect to the Series E Preferred Stock has been extended from September 17, 2002 to October 2, 2002.

Jeremy Barbera, Chairman and CEO of MKTG Services, commented, "This extension gives the Company the ability to continue its active discussions relating to a possible investment by a strategic investor."

The Company has been in discussions with several potential strategic investors. If consummated a significant portion of such proceeds would be used to retire the Series E Preferred Stock. No assurance can be given that such discussions will lead to an actual investment or that the Series E Preferred Stock could be retired on mutually agreeable terms.

About MKTG Services, Inc.

MKTG Services, Inc. (Nasdaq: MKTG - News) is a leading relationship marketing company focused on assisting corporations with customer acquisition and retention strategies and solutions. Its customized marketing capabilities combine comprehensive traditional marketing tactics with an aggressive integration of sophisticated new media applications. The Company's broad range of services include: database marketing, list management, list brokerage, direct mail processing, media planning/buying, publisher's representation, and telemarketing and telefundraising, as well as new media services which include online community marketing, broadcast services, interactive marketing, e-mail appending and sponsorship.

Operating in seven major cities in the United States, the Company provides strategic services to Fortune 1000 and other prominent organizations in key industries including: Entertainment, Publishing, Fundraising,
Business-to-Business, Education and Financial Services. General Electric Company has been the largest shareholder of the Company since 1997.

The corporate headquarters is located at 333 Seventh Avenue, New York, NY 10001.
Telephone: 917-339-7100. Additional information is available on the Company's website: http://www.mktgservices.com.

                                      # # #

The information contained in this news release, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including general economic conditions, consumer spending levels and other factors could cause actual results to differ materially from the Company's expectations.

EXHIBIT 10.1
                         MARKETING SERVICES GROUP, INC.
                               333 Seventh Avenue
                          New York, New York 10001-5004


July 31, 2002

Allan Weine
Castle Creek Technology Partners LLC
111 West Jackson Boulevard
Suite 2020
Chicago, Illinois 60604
Facsimile:  (312) 499-6999

Dear Allan:

         This letter is in reference to the Standstill Agreement, dated as of February 19, 2002 (the "Standstill Agreement") between Marketing Services Group, Inc., a Nevada Corporation (the "Company") and Castle Creek Technology Partners LLC, a Delaware limited liability company ("CCP"). Unless defined herein, capitalized terms used in this letter shall have the meaning assigned to such terms in the Standstill Agreement.

         This letter shall serve as an amendment to the Standstill Agreement. By execution below, the Company and CCP hereby agree to amend the Standstill Agreement as follows:

Section 3(b)
------------

By deleting Section 3(b) in its entirety and replacing it with the following:

         "CCP hereby waives such rights as it may have to require the Company to effect a Trading Market Redemption as described in Article V.B of the Certificate of Designations, Preferences, and Rights of Series E Convertible Preferred Stock of the Company (the "Certificate of Designations") as a result of the Company's failure to obtain Stockholder Approval (as defined in Article VI.A(b) of the Certificate of Designations); provided, however, that such waiver shall expire, and CCP shall have, and the Company hereby acknowledges, the right to require the Company to effect a Trading Market Redemption in the event that: (i) the Company has not filed a preliminary proxy statement on or before August 15, 2002; (ii) the Company has not obtained Stockholder Approval on or before October 2, 2002 or (iii) this Agreement is terminated pursuant to paragraph 5 hereof."

Section 4(b)

By deleting Section 4(b) in its entirety and replacing it with the following:

         "(b) to file with the Securities and Exchange Commission, on or before August 15, 2002 a preliminary proxy statement mutually acceptable to both parties pursuant to Regulation 14A of the Act that seeks to obtain and recommends Stockholder Approval, and to hold the stockholder meeting described therein on or before October 2, 2002. CCP acknowledges that, if Stockholder Approval is obtained on or before such date, CCP shall have no right to effect a Trading Market Redemption."

Section 5(b)

The reference in Section 5(b) to "July 31, 2002" is hereby amended to be "August 15, 2002."

         This amendment shall become effective upon the execution by the Company and RGC International Investors, LDC ("RGC") of an amendment to the standstill agreement between the Company and RGC that is in form and substance identical to this amendment.

         Except as specifically amended hereby, all of the terms and provisions of the Standstill Agreement shall remain in full force and effect.

         If this letter accurately reflects our agreement to amend the Standstill Agreement, please so indicate by signing below where indicated and delivering the original executed letter to me.


                         MARKETING SERVICES GROUP, INC.


                                 By:   /S/ J. Jeremy Barbera
                                    ----------------------------------------
                                    J. Jeremy Barbera, Chairman and CEO




AGREED AND ACCEPTED:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

By:  /S/ Allan Weine
     -------------------------------
        Allan Weine

Exhibit 10.2


                         MARKETING SERVICES GROUP, INC.
                               333 Seventh Avenue
                          New York, New York 10001-5004


July 31, 2002

RGC International Investors, LDC
C/O Rose Glen Capital Management, L.P.
3 Bala Plaza East, Suite 501
251 St. Asaphs Road
Bala Cynwyd, Pennsylvania 19004
Facsimile:  (610) 617-0570
Attention:  Steve Katznelson

Dear Steve:

         This letter is in reference to the Standstill Agreement, dated as of February 19, 2002 (the "Standstill Agreement") between Marketing Services Group, Inc., a Nevada Corporation (the "Company") and RGC International Investors, LDC, a Cayman Islands limited duration company ("RGC"). Unless defined herein, capitalized terms used in this letter shall have the meaning assigned to such terms in the Standstill Agreement.

         This letter shall serve as an amendment to the Standstill Agreement. By execution below, the Company and RGC hereby agree to amend the Standstill Agreement as follows:

Section 3(b)
------------

By deleting Section 3(b) in its entirety and replacing it with the following:

         "RGC hereby agrees not to exercise such rights as it may have to invoke a Trading Market Redemption as described in Article V.B of the Certificate of Designations, Preferences, and Rights of Series E Convertible Preferred Stock of the Company (the "Certificate of Designations")) as a result of the Company's failure to obtain Stockholder Approval (as defined in Article VI.A(b) of the Certificate of Designations; provided, however, that such agreement shall expire, and RGC shall regain all of its rights under the Certificate of Designations as it had prior to such agreement with respect to a Trading Market Redemption upon the earlier of (i) October 2, 2002, in the event the Company has not obtained Stockholder Approval by that date, or (ii) the occurrence of an event described in Section 5(ii)(y) and (z) below."

Section 4(b)

By deleting Section 4(b) in its entirety and replacing it with the following:

         "(b) to file with the Securities and Exchange Commission, on or before August 15, 2002 a preliminary proxy statement mutually acceptable to both parties pursuant to Regulation 14A of the Act that seeks to obtain and recommend Stockholder Approval no later than October 2, 2002."

Section 5(b)

The reference in Section 5(b) to "July 31, 2002" is hereby amended to be August 15, 2002."

         This amendment shall become effective upon the occurrence of the execution by the Company and Castle Creek Technology Partners, LLC ("Castle Creek") of an amendment to the standstill agreement between the Company and Castle Creek in the form of this amendment.

         Except as specifically amended hereby, all of the terms and provisions of the Standstill Agreement shall remain in full force and effect.

         If this letter accurately reflects our agreement to amend the Standstill Agreement, please so indicate by signing below where indicated and delivering the original executed letter to me.


                         MARKETING SERVICES GROUP, INC.


                                    By:       /s/  J. Jeremy Barbera
                                       ---------------------------------------
                                       J. Jeremy Barbera, Chairman and CEO



AGREED AND ACCEPTED:

RGC INTERNATIONAL INVESTORS, LDC
By:   Rose Glen Capital Management, L.P.,
      Investment Manager
      By:   RGC General Partner Corp.
            as General Partner

            By:/s/  Gerald F. Stahlecker
            ---------------------------------------
                  Name:  Gerald F. Stahlecker
                  Title:    Director